UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 11, 2026

BMO 2026-5C16 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002136643)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

UBS AG New York Branch

(Central Index Key number: 0001685185)

Wells Fargo Bank, National Association

(Central Index Key number: 0000740906)

3650 Capital SCF LOE I(A), LLC

(Central Index Key number: 0002058685)

Ladder Capital Finance LLC

(Central Index Key number: 0001541468)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

German American Capital Corporation

(Central Index Key number: 0001541294)

NWL Company, LLC

(Central Index Key number: 0002100918)

Zions Bancorporation, N.A.

(Central Index Key number: 0000109380)

BSPRT CMBS Finance, LLC

(Central Index Key number: 0001722518)

(Exact name of sponsors as specified in their charters)

Delaware	333280224-15	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 11, 2026, BMO Capital Markets Corp. (“BMO Capital Markets”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC, (“GS&Co.”), Nomura Securities International, Inc. (“Nomura Securities”), UBS Securities LLC (“UBS Securities”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”), Drexel Hamilton, LLC (“Drexel”) and R. Seelaus & Co., LLC (“RS&Co.” and, together in such capacity with BMO Capital Markets, DBSI, GS&Co., Nomura Securities, UBS Securities, Wells Fargo Securities, Academy, Bancroft and Drexel., the “Underwriters”) entered into an underwriting agreement with BMO Commercial Mortgage Securities LLC (the “Depositor”), dated August 11, 2026 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about August 26, 2026 (the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of $663,281,000.

The Depositor also entered into an agreement to sell the Private Certificates (as defined below), having an aggregate initial principal amount of approximately $110,225,004, to BMO Capital Markets, DBSI, GS&Co., Nomura Securities, UBS Securities, Wells Fargo Securities, Academy, Bancroft, Drexel and RS&Co. (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of August 11, 2026 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Depositor is expected to cause the issuance of the BMO 2026-5C16 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-5C16 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2026, (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as trustee and as certificate administrator. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

BMO Capital Markets, DBSI, GS&Co., Nomura Securities, UBS Securities and Wells Fargo Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated August 4, 2026, and by the Prospectus, dated August 11, 2026 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates represent, in the aggregate, the entire beneficial ownership in the BMO 2026-5C16 Mortgage Trust (the “Issuing Entity”), a common law trust fund to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 25 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “BMO Mortgage Loan Purchase Agreement”),

between the Depositor and BMO, (ii) 3650 Capital SCF LOE I(A), LLC (“3650 Capital”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “3650 Capital Mortgage Loan Purchase Agreement”), between the Depositor and 3650 Capital, (iii) BSPRT CMBS Finance, LLC (“BSPRT”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “BSPRT Mortgage Loan Purchase Agreement”), between the Depositor, BSPRT and Franklin BSP Realty Trust, Inc., (iv) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (v) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (vi) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “LCF Mortgage Loan Purchase Agreement”), between the Depositor, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, (vii) NWL Company, LLC (“NWL”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2026 (the “NWL Mortgage Loan Purchase Agreement”), between the Depositor and NWL, (viii) UBS AG New York Branch (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “UBS AG Mortgage Loan Purchase Agreement”), between the Depositor and UBS AG, (ix) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “WFB Mortgage Loan Purchase Agreement”), between the Depositor and WFB, and (x) Zions Bancorporation, N.A. (“ZBNA”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026, between Depositor and ZBNA (the “ZBNA Mortgage Loan Purchase Agreement” and, together with the BMO Mortgage Loan Purchase Agreement, the 3650 Capital Mortgage Loan Purchase Agreement, the BSPRT Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the LCF Mortgage Loan Purchase Agreement, the NWL Mortgage Loan Purchase Agreement, the UBS AG Mortgage Loan Purchase Agreement and the WFB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and ZBNA. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9 and 99.10 respectively.

The assets of the Issuing Entity are expected to include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Cannon Industrial Portfolio	4.6	4.2
Queens Atrium	4.7
Deptford Mall	4.8	4.2
Shore Front Parkway Apartments	4.9	4.2
FreshDirect HQ	4.10	4.2
Project Embassy	4.11
Holiday Inn Hotel Chelsea	4.12
Crossgates Mall	4.13	4.3
Mountain Industrial Portfolio	4.14	4.4
The Landing	4.15
Northwoods Mall	4.16	4.2
Fairfield Times Square	4.17
Sunset View	4.18	4.2
400 Arcola Road	4.19	4.5
HP Plaza	4.20

Further information regarding the sale of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated August 11, 2026. The related registration statement (file no. 333-280224) was originally declared effective on October 10, 2024. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 1	Underwriting Agreement

Exhibit 4.1	Pooling and Servicing Agreement

Exhibit 4.2	BMO 2026-5C15 PSA

Exhibit 4.3	WFCM 2025-5C7 PSA

Exhibit 4.4	MTN 2026-LPFX TSA

Exhibit 4.5	Benchmark 2026-V21 PSA

Exhibit 4.6	Cannon Industrial Portfolio Co-Lender Agreement

Exhibit 4.7	Queens Atrium

Exhibit 4.8	Deptford Mall

Exhibit 4.9	Shore Front Parkway Apartments Co-Lender Agreement

Exhibit 4.10	FreshDirect HQ Co-Lender Agreement

Exhibit 4.11	Project Embassy Co-Lender Agreement

Exhibit 4.12	Holiday Inn Hotel Chelsea Co-Lender Agreement

Exhibit 4.13	Crossgates Mall Co-Lender Agreement

Exhibit 4.14	Mountain Industrial Portfolio Co-Lender Agreement

Exhibit 4.15	The Landing Co-Lender Agreement

Exhibit 4.16	Northwoods Mall Co-Lender Agreement

Exhibit 4.17	Fairfield Times Square Co-Lender Agreement

Exhibit 4.18	Sunset View Co-Lender Agreement

Exhibit 4.19	400 Arcola Road Co-Lender Agreement

Exhibit 4.20	HP Plaza Co-Lender Agreement

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 11, 2026, which such certification is dated August 11, 2026

Exhibit 99.1	BMO Mortgage Loan Purchase Agreement

Exhibit 99.2	3650 Capital Mortgage Loan Purchase Agreement

Exhibit 99.3	BSPRT Mortgage Loan Purchase Agreement

Exhibit 99.4	GACC Mortgage Loan Purchase Agreement

Exhibit 99.5	GSMC Mortgage Loan Purchase Agreement

Exhibit 99.6	LCF Mortgage Loan Purchase Agreement

Exhibit 99.7	NWL Mortgage Loan Purchase Agreement

Exhibit 99.8	UBS AG Mortgage Loan Purchase Agreement

Exhibit 99.9	WFB Mortgage Loan Purchase Agreement

Exhibit 99.10	ZBNA Mortgage Loan Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2026	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2026-5C16 – Form 8-K